EARNINGS PER COMMON SHARE (Tables)	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Disclosure of earnings per share

(US $ millions, except share and per share information, unless otherwise noted)	2020	2019
Earnings (loss) available to common shareholders	$497	$(42)
Common shares (millions):
Weighted average number of common shares outstanding	80.9	81.8
Dilutive stock options(1)	0.1	—
Diluted number of common shares	81.0	81.8
Earnings (loss) per common share:
Basic	$6.14	$(0.51)
Diluted	6.14	(0.51)
(1)    Applicable if dilutive and when the weighted average daily closing share price for the year was greater than the exercise price for stock options. At December 31, 2020, there were 0.7 million stock options (December 31, 2019 – 0.9 million) that were not taken into account in the calculation of diluted earnings per share because their effect was anti-dilutive.